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                                                                    EXHIBIT 10.4

                                                                [EXECUTION COPY]


                        FORBEARANCE AND WAIVER AGREEMENT


            FORBEARANCE AND WAIVER AGREEMENT dated as of March 21, 2001 (this "AGREEMENT") among U.S. Industries, Inc., a Delaware corporation ("U.S. INDUSTRIES") and USI Global Corp., a Delaware corporation (each, a "Guarantor" and , collectively, the "GUARANTORS") and the Secured Creditor (defined below) signatories hereto, the aforementioned parties hereto being parties to that certain USI Guaranty dated March 24, 2000, by the Guarantors in favor of the Secured Creditors (the "USI GUARANTY") and, but only if and when joined by REXAIR, Inc., a Delaware corporation (the "BORROWER") and STRATEGIC INDUSTRIES, INC., a Delaware corporation ("HOLDINGS"), the Borrower and Holdings. Capitalized terms used without definition in this Agreement shall have the respective meanings provided in the USI Guaranty or, if not defined therein, in the Credit Agreement (defined below).


                              W I T N E S S E T H:
                              - - - - - - - - - -

            REFERENCE is made to the Credit Agreement dated as of March 24, 2000, as amended (as amended through the date hereof, the "CREDIT Agreement"), among Holdings, the Borrower, the Lenders party thereto (the "LENDERS"), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), and DLJ Capital Funding, Inc., as Syndication Agent (in such capacity, the "SYNDICATION AGENT" and, together with the Administration Agent, the Lenders and, if any, certain other creditor parties to the USI Guaranty, collectively, the "SECURED CREDITORS").

            WHEREAS, the obligations of the Borrower under the Credit Agreement are guaranteed by the Guarantors pursuant to the USI Guaranty, and by Holdings pursuant to the Section 14 of the Credit Agreement;

            WHEREAS, the senior unsecured debt rating of U.S. Industries has recently been downgraded by S&P to BB+, U. S. Industries anticipates that Moody's may soon also downgrade the senior unsecured debt rating of U. S. Industries, and there is the possibility that the rating of Moody's may be less than Ba1, which would be an Event of Default under Section 10.10 of the Credit Agreement (a "RATINGS DEFAULT") and could give rise to a call on the USI Guaranty;

            WHEREAS, U.S. Industries has informed the Secured Creditors that it is currently negotiating certain financings (the "USI REFINANCING"), and that in connection with the USI Refinancing, U.S. Industries plans to acquire, through a domestic wholly-owned Subsidiary, all the outstanding capital stock of the Borrower (the "ACQUISITION") and, in connection with the Acquisition, to refinance all obligations of the Borrower under and in connection with the Credit Agreement, PROVIDED that, if for any reason the Acquisition shall not be consummated prior to or concurrently with the closing of the USI Refinancing, U.S. Industries has informed the Lenders that, (a) on the date of the initial funding of the USI Refinancing (the "INITIAL FUNDING DATE"), U.S. Industries is willing to cause a payment to be made under the USI Guaranty in an amount sufficient to reduce the outstanding Term Loans under the Credit Agreement by not less than

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$50,000,000, such payment to be applied to the scheduled Term Loan payments in the inverse order of their maturities, and (b) if the Acquisition is successful, to cause the remaining obligations under and in connection with the Credit Agreement to be permanently repaid on the earlier to occur of the Acquisition and the 120th day following the Initial Funding Date (the "120TH DAY").

            WHEREAS, the Guarantors want to ensure that a Ratings Default, if any, does not impede or disrupt the negotiation of the USI Refinancing, the Guarantors have requested that the Lenders agree to forbear in the exercise of any right they may have to accelerate the obligations of the Borrower under the Credit Agreement solely as the result of such Ratings Default, if any, and to waive such Ratings Default, if any; and,

            WHEREAS, the Secured Creditor parties hereto, constituting the Administrative Agent and not less than the Required Lenders (as such term is defined by reference to clause (6)(x) of the second proviso to Section 13.12(a) of the Credit Agreement) are, on the terms and conditions stated below, willing to grant the request of the Guarantors as hereinafter set forth;

            NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby acknowledged, and subject to the terms and conditions of this Agreement, the parties agree as follows:

            SECTION 1. FORBEARANCE AND WAIVER.

            (a) LIMITED FORBEARANCE. The Secured Creditor parties hereto hereby agree to refrain from the exercise of any right they may have under the Credit Agreement to accelerate the Borrower's obligations under the Credit Agreement arising solely as the result of a Ratings Default, if any (and not as the result of any other Default or Event of Default that may now exist or hereafter arise) under the Credit Agreement (the "FORBEARANCE"). The Forbearance shall be effective immediately, subject to the conditions precedent set forth in Section 2(a), and shall remain effective until the Termination Date (defined below), subject to the further conditions set forth in Section 2(c). After the Termination Date, the agreement to forbear herein set forth and, if effected, the Forbearance itself shall terminate and have no further force and effect.

            (b) LIMITED WAIVER. The Secured Creditor parties hereto hereby further agree to waive the Ratings Default, if any (but not any other Default or Event of Default that may now exist or hereafter arise) under the Credit Agreement (the "WAIVER"). However, the Waiver shall become effective only upon the satisfaction of, and subject to, the conditions precedent set forth in
Section 2(b), and shall thereafter remain effective until the Termination Date, subject to the further conditions set forth in Section 2(c). After the Termination Date, the agreement to waive herein set forth and, if effected, the Waiver itself shall terminate and have no further force and effect.

            SECTION 2. CONDITIONS.

            (a) CONDITIONS TO EFFECTIVENESS OF FORBEARANCE. This Agreement and the Forbearance shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Agreement executed by each of the Guarantors, the Administrative Agent and the Secured Creditors constituting not less than the Required Lenders (as such term is defined by reference to

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      clause (6)(x) of the second proviso to Section 13.12(a) of the Credit
      Agreement), or as to any such Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Agreement, and provided that the representations and warranties contained in Section 3 hereof shall be true and correct as of the date of this Agreement and, if different, as of the date of the effectiveness of the Forbearance.

            (b) CONDITIONS TO EFFECTIVENESS OF WAIVER. Provided that this Agreement and the Forbearance shall have become and continue to be effective, the Waiver shall become effective (the "WAIVER EFFECTIVE DATE") if and only when, the Administrative Agent shall have received (i) counterparts of this Agreement executed by the Borrower and Holdings, and
      (ii) written advice, in form and substance satisfactory to the Administrative Agent in its sole discretion, from the Guarantors and the agents of the USI Refinancing (the "USI REFINANCING AGENTS") that the Guarantors, the Borrower and Holdings are fully cooperating with the USI Refinancing Agents and are providing information as needed in respect of the USI Refinancing, and provided, as of the Effective Waiver Date, the conditions stated in Section 2(a) shall have been satisfied and the representations and warranties contained in Section 3 hereof shall be true and correct.

            (c) FURTHER CONDITIONS. Subject to the satisfaction of the conditions precedent as set forth in Sections 2(a) and 2(b), as applicable, the Forbearance and the Waiver, shall become and remain effective until the Termination Date, provided that:

                  (i) the Initial Funding Date shall have occurred on or prior to May 31, 2001, and the aggregate principal amount of the funded and committed facilities under the USI Refinancing shall be not less than $900,000,000;

                  (ii) if the Acquisition shall have been consummated on or
            prior to the Initial Funding Date, by no later than the earlier to occur of the Acquisition and the Initial Funding Date, the Guarantors shall have caused all outstanding obligations under and in connection with the Credit Agreement to be permanently repaid in full and all commitments thereunder terminated;

                  (iii) if the Acquisition shall not have been consummated on or prior to the Initial Funding Date, then, on or prior to the Initial Funding Date, (A) the Guarantors shall have caused a payment to be made to the Lenders, in respect of the Guarantors' obligations under the USI Guaranty, in an amount sufficient to reduce the aggregate outstanding principal amount of the Term Loans under the Credit Agreement by not less than $50,000,000, plus the amount of all interest thereon, any funds breakage costs associated therewith, and all other then due and payable interest and fees under the Credit Agreement, such amounts to be applied on the Initial Funding Date, first, to any funds breakage costs, interest and fees and, then, to scheduled Term Loan payments in the inverse order of their maturities (the "INITIAL REDUCTION"), and (B) U.S. Industries shall establish a committed funding source, in form and substance acceptable to the Administrative Agent, for the following payments:
            (x) $125,900,000 (subject to reduction), in respect of the Final Reduction (defined below), and (y) $14,000,000, in respect of management fees that could become payable to Strategic Industries LLC in connection with the Acquisition, and

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                  (iv) if the Acquisition is successful at any time after the
            Initial Funding Date, but, in any event, not later than the Termination Date, then, on the closing of the Acquisition, the Guarantors shall cause the remaining outstanding obligations under and in connection with the Credit Agreement to be permanently repaid in full and all commitments thereunder terminated (the "FINAL REDUCTION").

            SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors and, if and when this Agreement is executed and delivered by the Borrower and Holdings, the Borrower and Holdings, make the representations and warranties stated below as being made by it, on and as of the dates of the effectiveness of the Forbearance and, if applicable, the Waiver (it being understood that the representations and warranties made by the Borrower and Holdings shall be made solely on and as of the Waiver Effective Date) and, in each case, after giving effect to this Agreement, the Forbearance and, if applicable, the Waiver:

            (a) except as stated in Section 3(b), (i) each of the Borrower and Holdings hereby represents and warrants that the representations and warranties made by it in Section 7 of the Credit Agreement are correct and true on and as of the date hereof as though made on and as of the date hereof and, for purposes of such representations and warranties, this Agreement shall be deemed a Credit Document, and (ii) each of the Guarantors hereby represents and warrants that the representations and warranties made by it in Section 11 of the USI Guaranty are correct and true on and as of the date hereof as though made on and as of the date hereof and, for purposes of such representations and warranties, this Agreement shall be deemed a Credit Document (it being understood and agreed that, in the case of (i) an (ii) above, any such representation or warranty which by its terms applies only to a specified date, shall be true and correct in all material respects only as of such specified date);

            (b) each of the Guarantors, Holdings and the Borrower further represent and warrant that, to its knowledge, no event has occurred and is continuing that constitutes a Default or an Event of Default (including by way of cross-default to any other agreement, documents or instrument), other than the Ratings Default, if any, which, subject to the effectiveness of the Waiver, is hereby waived; and

            (c) each of the Guarantors, Holdings and the Borrower further represent and warrant that, neither the execution, delivery nor performance of this Agreement shall violate any other agreement, document, instrument or other obligation or applicable law to which any it or any of its affiliates or properties are subject, and the Guarantors hereby agree, jointly and severally, to indemnify, defend and hold harmless the Secured Creditors and any of them, and their respective affiliates, officers, directors, employees, representatives and agents, from and against any and all losses, claims or damages arising as the result of the execution, delivery or performance of this Agreement, except to the extent of such indemnified person's gross negligence or willful misconduct. This Section 3(c) shall survive the Termination Date.

            SECTION 4. SUBROGATION AND WAIVER BY GUARANTORS.

            (a) Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Credit Party or any other insider guarantor that arise from the existence, payment, performance

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or enforcement of such Guarantor's obligations under or in respect of the USI
Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Creditor against the Borrower, any other Credit Party or any other insider guarantor or any Security Agreement Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Credit Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under the USI Guaranty shall have been paid in full in cash, all Letters of Credit and all outstanding Interest Rate Protection Agreements (as defined in the USI Guaranty) of the Borrower shall have expired or been terminated and the Commitments shall have expired or been terminated.

            (b) If any amount shall be paid to any Guarantor in violation of
Section 4(a), at any time prior to the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under the USI Guaranty, (ii) the termination of the Commitments and (iii) the latest date of expiration or termination of all Letters of Credit and all Interest Rate Protection Agreements, then such amount shall be received and held in trust for the benefit of the Secured Creditors, shall be segregated from other property and funds of the Guarantors, and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as Security Agreement Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.

            (c) If (i) any Guarantor shall make payment to any Secured Creditor party hereto of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under the USI Guaranty shall have been paid in full in cash, (iii) the termination of the Commitments shall have occurred, and (iv) all Letters of Credit and all Interest Rate Protection Agreements shall have expired or been terminated, then such Guarantor shall be expressly subrogated to the rights of such Secured Creditor under the Credit Documents and such Secured Creditor will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence such subrogation, transfer or assignment to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to the USI Guaranty.

            (d) Each Guarantor further agrees that its obligations under the USI Guaranty and this Section 4 are without claim, offset, counter claim or defense of any kind and such obligations remain continuing obligations of such Guarantor until paid in full, including any attorney's fees and costs incurred by the Secured Creditors in connection with the enforcement of the USI Guaranty and the other Credit Documents.

            (e) As of the date hereof, each Guarantor expressly waives and agrees not to allege any claim, set off, counterclaim, affirmative defense or defense of any kind against the Secured Creditors or any of them, or any or their respective officers, directors, agents, employees, affiliates, subsidiaries and, with regard to each of the forgoing as applicable, their

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successors and assigns, arising out of or related to the Credit Documents, including, but not limited to, the Guaranteed Obligations or the Administrative Agent's or any Lender's administration of any of the Credit Documents.

            SECTION 5. EFFECT ON THE CREDIT AGREEMENT.

            (a) Neither the execution or delivery of, nor the exercise of any right, power or remedy of any Lender or the Administrative Agent under, nor the effectiveness or performance of this Agreement, shall operate as a waiver of any provision of, or a waiver or cure of any Default or Event of Default under, the Credit Agreement, the USI Guaranty any of the other Credit Documents, except the limited Waiver in respect of the Ratings Default, if any, and, then, strictly subject to all applicable terms and conditions hereof.

            (b) Each of the Credit Agreement, the USI Guaranty and the other Credit Documents are and shall continue to be in full force and effect and, in each case, is hereby in all respects ratified and confirmed by each party thereto that is or becomes also a party hereto.

            SECTION 6. TERMINATION. The forbearance and waiver obligations hereunder of the Secured Creditor parties hereto and, if otherwise effective, the Forbearance and the Waiver, shall terminate and be of no further force and effect upon the earlier to occur of (i) the 120th Day, and (ii) the date of the failure of any condition set forth in Section 2(c) (the "TERMINATION Date".)

            SECTION 7. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of Section 22 of the USI Guaranty as if this were a Credit Document and each party hereto were a party to the USI Guaranty and subject to such provisions.

            SECTION 9. THIS AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise respecifying such subject matter, any such agreement or understanding being superceded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

            SECTION 10. ACKNOWLEDGED. Each of the parties hereto acknowledges that it has been informed that the Administrative Agent, together with certain other Secured Creditor parties hereto, whose names have been disclosed to it, are or intend to be USI Refinancing Agents.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Guarantors:                         U.S. INDUSTRIES, INC.,
                                         as a Guarantor


                                    By:
                                       ---------------------------------
                                       Title:


                                    USI GLOBAL CORP.,
                                         as a Guarantor


                                    By:
                                       ---------------------------------
                                     Title:


                                    ------------------------------,


Administrative Agent:               BANK OF AMERICA, N.A.,
                                       and as a Lender and as Administrative
                                      Agent


                                    By:
                                       ---------------------------------
                                       Title: Managing Director


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Lenders:


                                    --------------------------------------,
                                         as a Lender


                                    By:
                                       ---------------------------------
                                       Title:


                                    --------------------------------------,
                                         as a Lender


                                    By:
                                       ---------------------------------
                                       Title:


                                    --------------------------------------,
                                         as a Lender


                                    By:
                                       ---------------------------------
                                       Title:


                                    --------------------------------------,
                                         as a Lender


                                    By:
                                       ---------------------------------
                                       Title:


                                    --------------------------------------,
                                         as a Lender


                                    By:
                                       ---------------------------------
                                       Title:






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Joined by the Borrower and Holdings, as of _______, 2001:

Borrower:                           REXAIR, INC.,


                                    By:
                                       ---------------------------------
                                       Title:

Holdings:                           STRATIGIC INDUSTRIES, INC.,


                                    By:
                                       ---------------------------------
                                       Title: